                                                                   Exhibit 10.55
[LOGO] Guy Carpenter

                FIRST-FIFTH EXCESS OF LOSS REINSURANCE AGREEMENT

                                TABLE OF CONTENTS

Article                                                                                    Page
-------                                                                                    ----
              Preamble...................................................................    3
  1           Business Covered...........................................................    3
  2           Territory..................................................................    4
  3           Exclusions.................................................................    4
  4           Term.......................................................................    5
  5           Attachment of Liability....................................................    6
  6           Warranties.................................................................    6
  7           Definitions................................................................    7
  8           Net Retained Lines.........................................................    7
  9           Ultimate Net Loss..........................................................    8
 10           Excess of Original Policy Limits...........................................    9
 11           Extra Contractual Obligations .............................................    9
 12           Notice of Loss.............................................................   10
 13           Commutation................................................................   10
 14           Reports and Remittances....................................................   11
 15           Offset.....................................................................   11
 16           Confidentiality............................................................   11
 17           Currency...................................................................   12
 18           Federal Excise Tax.........................................................   12
 19           Taxes......................................................................   12
 20           Errors and Omissions.......................................................   12
 21           Access to Records..........................................................   13
 22           Funding....................................................................   13
 23           Special Funding ...........................................................   14
 24           Arbitration................................................................   15
 25           Service of Suit (U.S.A.)...................................................   16
 26           Insolvency.................................................................   17
 27           Intermediary...............................................................   18
 28           Governing Law..............................................................   18
 29           Several Liability Notice...................................................   18
 30           Regulation 98..............................................................   19
              Company Signing Block .....................................................   19

Exhibits
--------
              Exhibit A - First Layer....................................................   20
              Exhibit B - Second Layer...................................................   22
              Exhibit C - Third Layer....................................................   24
              Exhibit D - Fourth Layer...................................................   26

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[LOGO] Guy Carpenter

                FIRST-FIFTH EXCESS OF LOSS REINSURANCE AGREEMENT

                                TABLE OF CONTENTS

Exhibits
--------
(Cont'd)                                                                                   Page
--------                                                                                   ----
              Exhibit E - Fifth Layer....................................................   28

Attachments
-----------
              Loss Funding - including IBNR..............................................   29
              Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994)
              (Worldwide Excluding U.S.A. and Canada)....................................   30
              Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada.......   33
              Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A........   36

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[LOGO] Guy Carpenter

                First-Fifth Excess of Loss Reinsurance Agreement

                  (hereinafter referred to as the "Agreement")

                           entered into by and between

                          SCPIE HOLDINGS, INC., and/or
                         SCPIE INDEMNITY COMPANY and/or
                  AMERICAN HEALTHCARE INDEMNITY COMPANY, and/or
                  AMERICAN HEALTHCARE SPECIALTY COMPANY, and/or
                     SCPIE INSURANCE SERVICES, INC., and/or
                         SCPIE MANAGEMENT SERVICES, INC.
                             Los Angeles, California

             (hereinafter collectively referred to as the "Company")

                                       and

                   The Subscribing Reinsurer(s) executing the
                      Interests and Liabilities Contract(s)
                         attached to and forming a part
                                of this Agreement

                  (hereinafter referred to as the "Reinsurer")

WITNESSETH:
-----------

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                    ARTICLE 1

BUSINESS COVERED

The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amount of ultimate net loss which the Company may pay as the result of claims made during the term of this Agreement under the Classes of Insurance set forth below with respect to (1) subject policies which are in force or may hereinafter come into force during the term of this Agreement, and (2) losses which were first reported to the Company during the period January 1, 1986 to

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[LOGO] Guy Carpenter

December 31, 1994 and are first reported to the Reinsurer during the term of this Agreement, except as excluded under the Exclusions Article subject to the limitations set forth in the Limits of Cover Article.

     CLASSES OF INSURANCE
     --------------------

     1. Physicians and Surgeons Comprehensive Professional and Business Liability, including Clinics and Clinical Laboratories.

     2. Professional and Business Liability policies for Hospitals and Healthcare Facilities, including:

          (a) Modified Claims Made Coverage Hospitals and Medical Centers (Primary and Excess);

          (b) Claims Made Coverage Hospitals and Medical Centers (Primary and Excess):

          (c) Excess Automobile Liability and Excess Employers Liability associated with the policy forms outlined above.

     3. Errors and Omissions Liability policies for Managed Care Organizations, and Directors and Officers Liability policies.

     4. Physicians and Surgeons Comprehensive Professional Liability and Personal Umbrella business underwritten by Brown & Brown, Inc., Tampa, Florida.

                                    ARTICLE 2

TERRITORY

This Contract shall apply to losses occurring within the territorial limits of the Company's original policies, contracts, and binders of insurance or reinsurance.

                                    ARTICLE 3

EXCLUSIONS

This Agreement specifically excludes:

     1. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed which provides for any assessment of or payment or assumption by the Company of part or all of any

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          claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     2. Loss or Liability excluded by the provisions of the attached "Nuclear Incident Exclusion Clause - Liability - Reinsurance".

     3. Assumed Reinsurance other than for Licensing, Financial Rating Purposes or Acquisition Purposes.

                                    ARTICLE 4

TERM

A. Except as provided in paragraph C. below, this Agreement shall apply to claims made during the twelve (12) month period beginning January 1, 2001 through December 31, 2001. In the event a loss, as defined in the Definitions Article, involves a loss or losses covered under the current Agreement Year and a prior Agreement Year(s), no recovery shall be made hereunder in respect of any loss which occurred prior to:

     1. January 1, 1979 as regards Extra Contractual Obligations (as provided for in the Extra Contractual Obligations Clause Article).

     2.   January 1, 1976 as regards all other business.

B. It is understood however, that in respect of Personal Liability and Discovery Period coverage for Deceased, Disabled, Retired and Withdrawing Physicians and for Physicians ceasing Medical Practice within the State, this Agreement covers claims made during the period of this Reinsurance Agreement. In the event this Agreement is not renewed, all such liability shall be assumed by the Company with effect from the date of cancellation.

C. The provisions of paragraphs A. and B. notwithstanding, the Company may, at its option, elect to continue to cover the in-force portfolio of liability covered under Section A. of the Limits of Cover Article of this Agreement on the date of expiration for a further period of twelve (12) months. Should the Company exercise this option, the Company shall give the Reinsurer notice prior to expiration that they wish to exercise this option. The Company shall pay to the Reinsurer an additional premium thereon as set forth in the Premium Article.

D. If any law or regulation of the federal, state or local government or any jurisdiction in which the Company is doing business shall render illegal the arrangements made herein, this Agreement can be terminated immediately insofar as it applies to such jurisdiction by the Company giving notice to the Reinsurer to such effect.

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E.     Notwithstanding the expiration of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

                                    ARTICLE 5

ATTACHMENT OF LIABILITY

A. For purposes of determining the attachment of the Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder.

B. The date of loss hereunder shall be the earliest date, within the term of this Agreement, that the Company has received First Notice of Claim or Circumstance.

                                    ARTICLE 6

WARRANTIES

The Company warrants the following in respect of the business covered hereunder:

     1. In respect of Physicians and Surgeons Comprehensive Professional and Business Liability policies, including Clinics and Clinical Laboratories, the maximum original policy limit is $10,000,000 subject to inuring protection of $8,000,000 in excess of $2,000,000 with a maximum aggregate of $8,000,000 during each twelve (12) month period, or so deemed.

     2. In respect of Professional and Business Liability policies for Hospitals, the maximum policy limit is $50,000,000, or so deemed.

     3. In respect of Professional and Business Liability policies for Healthcare Facilities, the maximum policy limit is $10,000,000, or so deemed.

     4. In respect of Errors and Omissions Liability policies for Managed Care Organizations and Directors and Officers Liability policies, the maximum original policy limit is $5,000,000, or so deemed.

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                                    ARTICLE 7

DEFINITIONS

A. The term "each and every loss" shall mean the happening of one or a series of related acts, errors, or omissions to act, accidents or occurrences arising out of one event.

B. The term "Gross Net Earned Premium Income" shall mean the gross earned premium on business the subject matter hereof less cancellations and return premiums and less premiums paid for reinsurance recoveries under which would inure to the benefit of the Reinsurer. Such Premium Income shall be understood to include:

     1. that content of pre-paid premiums under policies in respect of Deceased, Disabled and Retired Insureds, the coverage for which becomes effective during the Agreement period.

     2. the premium transferred internally by the Company from a prior Agreement year or years, in respect of Deceased, Disabled and Retired Insureds and in respect of other withdrawing Insureds who have purchased extended coverage under Reporting Endorsements.

C.   1.   With respect to recoveries made under Section A. of the Limits of
          Cover Article, the term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any in-force policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence, or Modified Claims Made Policies, claims or losses first notified to the Company during the term of this Agreement.

     2. With respect to recoveries made under Section B. of the Limits of Cover Article, the term "claims made" as used herein shall mean claims first reported to the Company during the period January 1, 1986 to December 31, 1994 and first reported to the Reinsurer during the term of this Agreement.

                                    ARTICLE 8

NET RETAINED LINES

A. This Agreement applies to only that portion of any insurance which the Company retains net for its own account; and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurance which the Company retains net for its own account shall be included.

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B.   The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other underwriters, whether specific or general, any amount which may become due from them, whether such inability arises from the insolvency of such other underwriters or otherwise.

                                    ARTICLE 9

ULTIMATE NET LOSS

A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including loss adjustment expense, 80% of Extra Contractual Obligations and 100% of loss in Excess of Original Policy Limits as provided in the respectively captioned Articles, after making proper deductions for all recoveries, salvages, and claims upon other reinsurances and insurances which inure to the benefit of the Reinsurer under this Agreement, whether collectible or not; provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Insolvency Article in this Agreement. The ultimate net loss shall include Declaratory Judgment Expenses incurred in connection with coverage questions and legal actions related to a specific claim. Nothing in this clause, however, shall be construed to mean that losses under this Agreement are not recoverable until the ultimate net loss of the Company has been ascertained.

B. "Loss adjustment expense" means all costs and expenses allocable to a specific claim that are incurred by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including court costs and costs of supersedeas and appeal bonds, and including (a) pre-judgment interest, unless included as part of the award or judgment; (b) post-judgment interest; and (c) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto. Office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for the purpose of this paragraph.

C. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's original policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's ultimate net loss.

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                                   ARTICLE 10

EXCESS OF ORIGINAL POLICY LIMITS

A. This Agreement shall protect the Company, within the limits hereof, in connection with any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by it to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

B. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. For the purposes of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy.

                                   ARTICLE 11

EXTRA CONTRACTUAL OBLIGATIONS

A. This Agreement shall protect the Company within the limits hereof, where the ultimate net loss includes Extra Contractual Obligations. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B. The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss and furthermore, for the purposes hereof be deemed to follow the claims made provisions of this Agreement, subject always to the provisions of the Term Article.

C. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

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                                   ARTICLE 12

NOTICE OF LOSS

A. In the event of a claim arising hereunder which either results in or appears to be of serious enough nature as probably to result in a loss involving this Agreement, the Company shall give notice as soon as reasonably practicable to the Reinsurer and the Company shall keep the Reinsurer advised of all subsequent developments in connection therewith.

B. The Company shall also promptly notify the Reinsurer of all incidents involving the following injuries for which the Company has established an indemnity reserve of $550,000 or greater and with policy limits to affect the Reinsurer:

     1.   Death of high wage earner with two or more dependents.

     2.   Brain Injury.

     3.   Nerve Injury.

     4.   Paralysis - cord injury.

     5.   Amputations.

     6. Internal injuries which require continuous treatment (e.g., Dialysis, Hyperalimentation, failure to diagnose).

     7.   Blindness.

C. All loss settlements made by the Company provided they are within the terms of the Company's original policies and of this Agreement, shall be unconditionally binding upon Reinsurer and amounts falling to the share of the Reinsurer shall be payable to the Company in accordance with the provisions set forth in paragraph C. of the Reports and Remittances Article.

                                   ARTICLE 13

COMMUTATION

The Company or the Reinsurer may, at any time express their desire to the other party to commute all losses which are applicable to any Agreement year and which are still unsettled. In such event the Company and the Reinsurer shall mutually determine and evaluate such losses and the payment by the Reinsurer of their proportion of the amount so ascertained and mutually agreed to be the value of such losses shall relieve them of all further liability, in respect of that Agreement year both in respect of known or unknown losses.

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                                   ARTICLE 14

REPORTS AND REMITTANCES

A. The Company shall provide the Reinsurer within forty-five (45) days at the end of each quarter, all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

B. Payments of deposit premium and adjusted premium shall be made in accordance with the provisions of the Premium Article.

C. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company shall be made by the Reinsurer to the Company as soon as possible, but not later than sixty (60) days after proof of payment by the Company is received by the Reinsurer.

                                   ARTICLE 15

OFFSET

The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Agreement or any other agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. This provision shall not be affected by the insolvency of either party to this Agreement.

                                   ARTICLE 16

CONFIDENTIALITY

A. This Agreement and the pre Agreement documentation may contain confidential or proprietary information of either party to this Agreement. All parties shall maintain the confidentiality of this information and shall not disclose these to any third party without both parties approval.

B. Notwithstanding the above, any party may disclose such information without further approval from the other party in answer to interrogations, subpoenas or other legal/arbitration process as well as to the Company's reinsurance intermediary hereon, the Reinsurer's retrocessionaires or in response to requests by governmental and regulatory agencies. In addition the parties may disclose such information to their accountants and outside legal counsel as may be necessary.

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                                   ARTICLE 17

CURRENCY

Premiums shall be payable by the Company and losses shall be paid to the Company in United States currency.

                                   ARTICLE 18

FEDERAL EXCISE TAX

(Applicable to those reinsurers, excepting Underwriters at Lloyd's, London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Service Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer shall deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States government.

                                   ARTICLE 19

TAXES

The Company shall be liable for all taxes on premiums reported to the Reinsurer hereunder and shall reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same. The Company agrees, when making tax returns in respect of Canadian provincial premium taxes, not to claim any deduction for premiums ceded hereunder.

                                   ARTICLE 20

ERRORS AND OMISSIONS

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery; provided, however, this Article is not to override retroactive dates specified in the Term Article.

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                                   ARTICLE 21

ACCESS TO RECORDS

A. The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with this reinsurance hereunder or the subject matter thereof.

B. The Reinsurer shall be afforded the opportunity, at its own expense to appoint an agent of its own choice to assess the Company's claims procedures who shall report to the Reinsurer the results of such.

                                   ARTICLE 22

FUNDING

(This Article is only applicable to those Reinsurer(s) who cannot qualify for credit by the State having jurisdiction over the Company's loss reserves.)

A. As regards policies or bonds issued by the Company coming within the scope of this Agreement, the Company agrees that, when it shall file with the Insurance Department or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it shall forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees that it shall apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, issued by a bank which is acceptable to the regulatory authority(ies) having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurer's proportion of reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss expenses relating thereto, plus reserves for losses incurred but not reported, as shown in the statement prepared by the Company (see attached schedule).

B. The Letter of Credit shall be issued for a period of not less than one (1) year, and shall be automatically extended for one (1) year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date the issuing bank shall notify the Company by registered mail that the bank elects not to consider the Letter of Credit extended for any additional period. An issuing bank, not a member of the Federal Reserve System or not chartered in New York State shall provide sixty (60) days notice to the Company prior to any expiration in the event of non-extension.

C. Notwithstanding any other provision of this Agreement, the Company or its successors in interest may draw upon such credit at any time without diminution because of the insolvency of the Company or of the Reinsurer for one or more of the following purposes only:

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     1.   To pay the Reinsurer's share or to reimburse the Company for the
          Reinsurer's share of any loss reinsured by this Agreement, the payment of which has been agreed by the Reinsurer and which has not been otherwise paid.

     2. To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Agreement.

     3. In the event of expiration of the Letter of Credit as provided for above, to establish deposit of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto under this Agreement. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon shall accrue to the benefit of the Reinsurer.

D. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E. At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto, plus reserves for losses incurred but not reported. If the statement shows that Reinsurer's share of such losses and allocated loss expenses exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If, however, the statement shows that the Reinsurer's share of known and reported outstanding losses plus allocated loss expenses relating thereto, plus reserves for losses incurred but not reported is less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

                                   ARTICLE 23

SPECIAL FUNDING

A. If, during the period of this Agreement and thereafter, as respects any outstanding liabilities hereunder, the Reinsurer shall fail to pay any loss payable hereunder within the time prescribed, the Reinsurer agrees that it shall fund uncollected paid losses and loss adjustment expenses within thirty (30) days from the date of written demand by the Company to so fund. Such demand shall not be made unless balances are sixty (60) days or more past the due date of payment specified in this Agreement.

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B.   The Reinsurer shall have the sole option of determining the method of funding referred to above, provided it is acceptable to the insurance regulatory authorities involved. If the Reinsurer elects to fund the aforesaid loss by a Letter of Credit, the procedures set forth in the Funding Article in respect of Letters of Credit shall apply. If the Reinsurer has already funded obligations hereunder in accordance with the Funding Article in this Agreement, it agrees that such funds as are required to pay overdue losses may immediately be drawn down by the Company.

C. The phrase "any loss payable" as used in paragraph A. above shall mean any ultimate net loss subject to recovery under this Agreement wherein the Reinsurer has not disputed said loss in writing within the due date for payment.

D. The Company shall provide the Reinsurer with a reinsurance proof of loss and such other substantive loss material reflecting the nature of the settlement (i.e., applicable Proofs of Loss, Releases, adjuster's reports, etc.). If, subsequent to receipt of this material, the information supplied is insufficient or not in accordance with the contractual conditions, then the payment due date as defined in the Reports and Remittances Article, shall be deemed to be the date upon which the Reinsurer received such additional substantive material necessary to approve payment of the claim, or the date the claim is presented in a manner acceptable to the Reinsurer.

                                   ARTICLE 24

ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration shall be in writing and sent certified or registered mail, return receipt requested.

B. One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within thirty (30) days after being requested to do so by the other party, the latter, after ten (10) days' notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

C. If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, the deficiency shall be supplied on the application of the party requesting arbitration by an appointment made by the American Arbitration Association. Notwithstanding the appointment of any third Arbitrator by the American Arbitration Association, the arbitration proceedings shall not be governed by the American Arbitration Association's commercial arbitration rules.

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D.   All arbitrators shall be disinterested active or former executive officers of insurance or reinsurance companies or Underwriters at Lloyd's, London.

E. Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

F. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence Unless the panel agrees otherwise, arbitration shall take place in Los Angeles, California, but the venue may be changed when deemed by the panel to be in the best interest of the arbitration proceeding. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of California. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

G. The panel shall make its decision considering the custom and practice of the applicable insurance and reinsurance business within sixty (60) days following the termination of the hearings. Judgment upon the award may be entered in a court having jurisdiction thereof.

H. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.

                                   ARTICLE 25

SERVICE OF SUIT (U.S.A.)

(This Article applies only to those reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.)

A. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, shall submit to the jurisdiction of a court of competent jurisdiction within the United States of America. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States of America, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States of America or of any State in the United States of America. It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 725 South Figueroa, Suite 1990, Los Angeles, CA 90017, and that in any suit instituted, the Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal.

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B.   The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give written undertaking to the Company that they shall enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

C. Further, pursuant to any statute of any state, territory or district of the United States of America which makes provision therefor, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or its successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designate the above-named as the firm to whom the said officer is authorized to mail such process or a true copy thereof.

                                   ARTICLE 26

INSOLVENCY

A. The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Company under the policy or policies reinsured without diminution because of the insolvency of the Company.

B. In the event of the insolvency of one or more than one of the Companies, reinsurance under this Agreement shall be payable immediately on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company(ies) by any court of competent jurisdiction or by any liquidator, receiver, or statutory successor of the Company(ies) having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims.

     Such payments by the Reinsurer shall be made directly to the Company or its liquidator, receiver or statutory successor, except where the contract of insurance or reinsurance provides another payee of such reinsurance in the event of the insolvency of the Company(ies).

C. It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company(ies) shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company(ies) on the policy or policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may

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     deem available to the Company(ies) or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company(ies) as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company(ies) solely as a result of the defense undertaken by the Reinsurer.

D. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company(ies).

                                   ARTICLE 27

INTERMEDIARY

Guy Carpenter & Company, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc., 2 World Trade Center, New York, New York 10048. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

                                   ARTICLE 28

GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, U.S.A.

                                   ARTICLE 29

SEVERAL LIABILITY NOTICE

The Subscribing Reinsurers' obligations under contracts of reinsurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing reinsurers are not responsible for the subscription of any co-subscribing reinsurer who for any reason does not satisfy all or part of its obligations.

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                                   ARTICLE 30

REGULATION 98

Premium and loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its
duly authorized representative(s) this         day of           , 2001.
                                       --------       ----------

                          SCPIE HOLDINGS, INC., and/or
                         SCPIE INDEMNITY COMPANY and/or
                  AMERICAN HEALTHCARE INDEMNITY COMPANY, and/or
                  AMERICAN HEALTHCARE SPECIALTY COMPANY, and/or
                     SCPIE INSURANCE SERVICES, INC., and/or
                         SCPIE MANAGEMENT SERVICES, INC.
                             Los Angeles, California

--------------------------------------------------------------------------------

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                             EXHIBIT A - FIRST LAYER

                     Attaching to and forming a part of the

                      EXCESS OF LOSS REINSURANCE AGREEMENT

LIMITS OF COVER

A. As respects Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability polices for Healthcare Facilities, and Errors and Omissions liability policies for Managed Care Organizations and Directors and Officers Liability Policies in force during the term of this Agreement, the Company shall retain for its own account and pay under one or more of the Company's policies the first $1,250,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $1,250,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $3,750,000 resulting from each and every loss.

B. As respects Professional and Business Liability Policies for Hospitals in force during the term of this Agreement, the Company shall retain for its own account and pay under one or more of the Company's policies the first $2,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $2,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $3,000,000 resulting from each and every loss.

C. It is understood and agreed that this Agreement shall respond to individual losses under Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability policies for Healthcare Facilities, Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies and/or any combination thereof, in excess of $1,250,000 arising from any one incident. However, in the event any such combined loss were to include Professional and Business Liability Policies for Hospitals, then this Agreement shall attach in excess of $2,000,000 arising from any one incident.

D. As respects losses which were first reported to the Company during the period January 1, 1986 to December 31, 1994 and are first reported to the Reinsurer during the term of this Agreement, the Company shall retain for its own account and pay under one or more of the Company's policies the first $2,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $2,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $3,000,000 resulting from each and every loss. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the

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     Company under their Second Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Numbers 10710-003/86, 01-87-0021, 01-88-0021, 01-89-0021, 01-90-0021, 01-91-0021, 01-92-0021,
     01-93-0021 and 01-94-0021).

E. The Reinsurer's maximum aggregate liability from all losses during the term of this Agreement shall not exceed $15,000,000.

F. Not withstanding the foregoing it is a condition hereto that an Annual Aggregate Deductible of $1,750,000, otherwise recoverable, shall first be deducted before any liability attaches hereon.

PREMIUM

A. The Company shall pay to the Reinsurer a deposit premium of $6,484,000 payable in equal quarterly installments of $1,621,000 on January 1, April 1, July 1 and October 1, 2001. In the event of cancellation, at the option of the Company, the Reinsurer agrees to run-off policies in force until natural expiration, not to exceed twelve (12) months from the expiration date hereon, subject to a premium equal to 50% of the Actual Earned Reinsurance Premium, as set forth in paragraph B. The run-off premium shall be paid in equal quarterly installments on January 1, April 1, July 1 and October 1, 2002.

B. As soon as practicable after expiration of this Agreement, the Company shall calculate the premium due the Reinsurer based on a rate of 4.178% of the Gross Net Earned Premium Income accounted for by the Company during the term of this Agreement on all business subject matter of the Agreement, subject to a minimum premium of $5,187,200. In the event the premium due hereunder is greater than the deposit premium paid, the difference shall be paid to the Reinsurer forthwith. If the actual premium is less then the deposit premium paid, the difference shall be refunded to the Company, subject to the minimum premium.

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                            EXHIBIT B - SECOND LAYER

                     Attaching to and forming a part of the

                      EXCESS OF LOSS REINSURANCE AGREEMENT

LIMITS OF COVER

A. The Company shall retain for its own account and pay under one or more of the Company's policies the first $5,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $5,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $5,000,000 resulting from each and every loss.

B. As respects losses which were first reported to the Company during the period January 1, 1987 to December 31, 1994 and are first reported to the Reinsurer during the term of this Agreement, the Company shall retain for its own account and pay under one or more of the Company's policies the first $5,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $5,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $5,000,000 resulting from each and every loss. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Third Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Numbers 01-87-0022, 01-88-0022, 01-89-0022, 01-90-0022, 01-91-0022,
     01-92-0022, 01-93-0022 and 01-94-0022).

PREMIUM

A. The Company shall pay to the Reinsurer a deposit premium of $2,040,000 payable in equal quarterly installments of $510,000 on January 1, April 1, July 1 and October 1, 2001. In the event of cancellation, at the option of the Company, the Reinsurer agrees to run-off policies in force until natural expiration, not to exceed twelve (12) months from the expiration date hereon, subject to a premium equal to 50% of the Actual Earned Reinsurance Premium, as set forth in paragraph B. The run-off premium shall be paid in equal quarterly installments on January 1, April 1, July 1 and October 1, 2002.

B. As soon as practicable after expiration of this Agreement, the Company shall calculate the premium due the Reinsurer based on a rate of 1.314% of the Gross Net Earned Premium Income accounted for by the Company during the term of this Agreement on all business subject matter of the Agreement, subject to a minimum premium of $1,630,000. In the

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     event the premium due hereunder is greater than the deposit premium paid, the difference shall be paid to the Reinsurer forthwith. If the actual premium is less then the deposit premium paid, the difference shall be refunded to the Company, subject to the minimum premium.

REINSTATEMENT

A.   As respects Sections A. and B. combined of the Limits of Cover Section:

     1. In the event of any portion of the coverage under this Agreement being depleted or exhausted by loss, the amount so depleted or exhausted shall be reinstated from the time claim is first made and the Company shall pay the Reinsurer for such reinstatement an additional premium calculated as follows:

          (a) For the first reinstatement, 50% of the annual reinsurance premium pro rated as to the amount so reinstated;

          (b) For the second reinstatement, 100% of the annual reinsurance premium pro rated as to the amount so reinstated.

     2. All calculations of reinstatement premiums shall be based on paid losses only.

B. Nevertheless, the Reinsurer's liability shall never be more than $5,000,000 in respect of any claim made nor more than the Maximum Annual Aggregate Amount Recoverable under Sections A. and B. combined of $15,000,000 in all during the term of the Agreement.

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                             EXHIBIT C - THIRD LAYER

                     Attaching to and forming a part of the

                      EXCESS OF LOSS REINSURANCE AGREEMENT

LIMITS OF COVER

A. The Company shall retain for its own account and pay under one or more of the Company's policies the first $10,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $10,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $10,000,000 resulting from each and every loss.

B. As respects losses which were first reported to the Company during the period January 1, 1992 to December 31, 1994 and are first reported to the Reinsurer during the term of this Agreement, the Company shall retain for its own account and pay under one or more of the Company's policies the first $10,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $10,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $10,000,000 resulting from each and every loss. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Fourth Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Numbers 01-92-0599, 01-93-0599 and 01-94-0599).

PREMIUM

A. The Company shall pay to the Reinsurer a deposit premium of $1,420,000 payable in equal quarterly installments of $355,000 on January 1, April 1, July 1 and October 1, 2001. In the event of cancellation, at the option of the Company, the Reinsurer agrees to run-off policies in force until natural expiration, not to exceed twelve (12) months from the expiration date hereon, subject to a premium equal to 50% of the Actual Earned Reinsurance Premium, as set forth in paragraph B. The run-off premium shall be paid in equal quarterly installments on January 1, April 1, July 1 and October 1, 2002.

B. As soon as practicable after expiration of this Agreement, the Company shall calculate the premium due the Reinsurer based on a rate of 0.920% of the Gross Net Earned Premium Income accounted for by the Company during the term of this Agreement on all business subject matter of the Agreement, subject to a minimum premium of $1,136,000. In the event the premium due hereunder is greater than the deposit premium paid, the difference

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     shall be paid to the Reinsurer forthwith. If the actual premium is less then the deposit premium paid, the difference shall be refunded to the Company, subject to the minimum premium.

REINSTATEMENT

A.   As respects Sections A. and B. combined of the Limits of Cover Section:

     1. In the event of any portion of the coverage under this Agreement being depleted or exhausted by loss, the amount so depleted or exhausted shall be reinstated from the time claim is first made and the Company shall pay the Reinsurer for such reinstatement an additional premium calculated as follows:

          (a) For the first reinstatement, 100% of the annual reinsurance premium pro rated as to the amount so reinstated;

          (b) For the second reinstatement, 100% of the annual reinsurance premium pro rated as to the amount so reinstated.

     2. All calculations of reinstatement premiums shall be based on paid losses only.

B. Nevertheless, the Reinsurer's liability shall never be more than $10,000,000 in respect of any claim made nor more than the Maximum Annual Aggregate Amount Recoverable under Sections A. and B. combined of $30,000,000 in all during the term of the Agreement.

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                            EXHIBIT D - FOURTH LAYER

                     Attaching to and forming a part of the

                      EXCESS OF LOSS REINSURANCE AGREEMENT

LIMITS OF COVER

     The Company shall retain for its own account and pay under one or more of the Company's policies the first $20,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $20,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $30,000,000 resulting from each and every loss.

PREMIUM

A. The Company shall pay to the Reinsurer a deposit premium of $1,000,000 payable in equal quarterly installments of $250,000 on January 1, April 1, July 1 and October 1, 2001. In the event of cancellation, at the option of the Company, the Reinsurer agrees to run-off policies in force until natural expiration, not to exceed twelve (12) months from the expiration date hereon, subject to a premium equal to 50% of the Actual Earned Reinsurance Premium, as set forth in paragraph B. The run-off premium shall be paid in equal quarterly installments on January 1, April 1, July 1 and October 1, 2002.

B. As soon as practicable after expiration of this Agreement, the Company shall calculate the premium due the Reinsurer based on a rate of 0.645% of the Gross Net Earned Premium Income accounted for by the Company during the term of this Agreement on all business subject matter of the Agreement, subject to a minimum premium of $800,000. In the event the premium due hereunder is greater than the deposit premium paid, the difference shall be paid to the Reinsurer forthwith. If the actual premium is less then the deposit premium paid, the difference shall be refunded to the Company, subject to the minimum premium.

REINSTATEMENT

A.   As respects Sections A. and B. combined of the Limits of Cover Section:

     1. In the event of any portion of the coverage under this Agreement being depleted or exhausted by loss, the amount so depleted or exhausted shall be reinstated from the

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          time claim is first made and the Company shall pay the Reinsurer for such reinstatement an additional premium calculated as follows:

          For the first reinstatement, 100% of the annual reinsurance premium pro rated as to the amount so reinstated;

     2. All calculations of reinstatement premiums shall be based on paid losses only.

B. Nevertheless, the Reinsurer's liability shall never be more than $30,000,000 in respect of any claim made nor more than the Maximum Annual Aggregate Amount Recoverable under Sections A. and B. combined of $60,000,000 in all during the term of the Agreement.

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                             EXHIBIT E - FIFTH LAYER

                     Attaching to and forming a part of the

                      EXCESS OF LOSS REINSURANCE AGREEMENT

LIMITS OF COVER

     The Company shall retain for its own account and pay under one or more of the Company's policies the first $50,000,000 ultimate net loss, each and every loss and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $50,000,000, each and every loss, but the Reinsurer's maximum liability shall not exceed $20,000,000 resulting from each and every loss.

PREMIUM

A. The Company shall pay to the Reinsurer a deposit premium of $295,000 payable in equal quarterly installments of $73,750 on January 1, April 1, July 1 and October 1, 2001. In the event of cancellation, at the option of the Company, the Reinsurer agrees to run-off policies in force until natural expiration, not to exceed twelve (12) months from the expiration date hereon, subject to a premium equal to 50% of the Actual Earned Reinsurance Premium, as set forth in paragraph B. The run-off premium shall be paid in equal quarterly installments on January 1, April 1, July 1 and October 1, 2002.

B. As soon as practicable after expiration of this Agreement, the Company shall calculate the premium due the Reinsurer based on a rate of 0.190% of the Gross Net Earned Premium Income accounted for by the Company during the term of this Agreement on all business subject matter of the Agreement, subject to a minimum premium of $236,000. In the event the premium due hereunder is greater than the deposit premium paid, the difference shall be paid to the Reinsurer forthwith. If the actual premium is less then the deposit premium paid, the difference shall be refunded to the Company, subject to the minimum premium.

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                          LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY
               --------------------------------------------------

After consultation with their outside Actuaries, Tillinghast, Towers Perrin, S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 2000 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                              IBNR
Period                                       Factor
------                                       ------
Current Year                                 97.00%
First Development Year                       40.00%
Second Development Year                      17.00%
Third Development Year                        7.00%
Fourth Development Year &
Subsequent                                    2.00%

The Letter of Credit Funding requirement for IBNR shall be net of any Specific
                                                           ---
Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap
-------         ---
of five times the Gross Reinsurance Premium shall apply as the Lifetime IBNR Maximum for each Treaty Year.

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           NUCLEAR ENERGY RISKS EXCLUSION CLAUSE (REINSURANCE) (1994)
                    (WORLDWIDE EXCLUDING U.S.A. AND CANADA)

This Agreement shall exclude Nuclear Energy Risks whether such risks are written directly and/or by way of reinsurance and/or via Pools and/or Associations.

For all purposes of this Agreement Nuclear Energy Risks shall mean all first
                                                                   ---------
party and/or third party insurances or reinsurances (other than Workers'
------------------------------------------------------------------------
Compensation and Employers' Liability) in respect of:
----------------------------------------------------

     (I)  All Property on the site of a nuclear power station.

          Nuclear Reactors, reactor buildings and plant and equipment therein on any site other than a nuclear power station.

     (II) All Property, on any site (including but not limited to the sites referred to in (I) above) used or having been used for:

          (a)  the generation of nuclear energy; or

          (b)  the Production, Use or Storage of Nuclear Material.

     (III) Any other Property eligible for insurance by the relevant local Nuclear Insurance Pool and/or Association but only to the extent of the requirements of that local Pool and/or Association.

     (IV) The supply of goods and services to any of the sites, described in (I) to (III) above, unless such insurances or reinsurances shall exclude the perils of irradiation and contamination by Nuclear Material.

Except as undernoted, Nuclear Energy Risks shall not include:

     (i) Any insurance or reinsurance in respect of the construction or erection or installation or replacement or repair or maintenance or decommissioning of Property as described in (I) to (III) above (including contractors' plant and equipment);

     (ii) Any Machinery Breakdown or other Engineering insurance or reinsurance not coming within the scope of (i) above.

Provided always that such insurance or reinsurance shall exclude the perils of irradiation and contamination by Nuclear Material.

However, the above exemption shall not extend to:

     (1) The provision of any insurance or reinsurance whatsoever in respect of:

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          (a)  Nuclear Material;

          (b) Any Property in the High Radioactivity Zone or Area of any Nuclear Installation as from the introduction of Nuclear Material or - for reactor installations - as from fuel loading or first criticality where so agreed with the relevant local Nuclear Insurance Pool and/or Association.

     (2) The provision of any insurance or reinsurance for the undernoted perils:

          .    fire, lightning, explosion;
          .    earthquake;
          .    aircraft and other aerial devices or
          .    articles dropped therefrom;
          .    irradiation and radioactive contamination;
          .    any other peril insured by the relevant local Nuclear Insurance
               Pool and/or Association;

          in respect of any other Property not specified in (1) above which directly involves the Production, Use or Storage of Nuclear Material as from the introduction of Nuclear Material into such Property.

Definitions
-----------

"Nuclear Material" means:

     (i) Nuclear fuel, other than natural uranium and depleted uranium, capable of producing energy by a self-sustaining chain process of nuclear fission outside a Nuclear Reactor, either alone or in combination with some other material; and

     (ii) Radioactive Products or Waste.

"Radioactive Products or Waste" means any radioactive material produced in, or any material made radioactive by exposure to the radiation incidental to the production or utilization of nuclear fuel, but does not include radioisotopes which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose.

"Nuclear Installation" means:

     (i)  Any Nuclear Reactor;

     (ii) Any factory using nuclear fuel for the production of Nuclear Material, or any factory for the processing of Nuclear Material, including any factory for the reprocessing of irradiated nuclear fuel; and

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     (iii) Any facility where Nuclear Material is stored, other than storage incidental to the carriage of such material.

"Nuclear Reactor" means any structure containing nuclear fuel in such an arrangement that a self-sustaining chain process of nuclear fission can occur therein without an additional source of neutrons.

"Production, Use or Storage of Nuclear Material" means the production, manufacture, enrichment, conditioning, processing, reprocessing, use, storage, handling and disposal of Nuclear Material.

"Property" shall mean all land, buildings, structures, plant, equipment, vehicles, contents (including but not limited to liquids and gases) and all materials of whatever description whether fixed or not.

"High Radioactivity Zone or Area" means:

     (i) For nuclear power stations and Nuclear Reactors, the vessel or structure which immediately contains the core (including its supports and shrouding) and all the contents thereof, the fuel elements, the control rods and the irradiated fuel store; and

     (ii) For non-reactor Nuclear Installations, any area where the level of radioactivity requires the provision of a biological shield.

N.M.A. 1975(a)
April 1, 1994

--------------------------------------------------------------------------------

NOTES:   Wherever used herein the terms:

         "Reinsured"    shall be understood to mean "Company", "Reinsured",
                        "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"    shall be understood to mean "Agreement", "Contract",
                        "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers"   shall be understood to mean "Reinsurers",
                        "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

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NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

1. This Agreement does not cover any loss or liability accruing to the Reinsured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,

     Personal Liability
     Farmers' Liability
     Storekeepers' Liability

     which become effective on or after 31st December 1992, shall be deemed to include, from their inception dates and thereafter, the following provision:-

     Limited Exclusion Provision.

     This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

     With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1992, shall be deemed to include from their inception dates and thereafter, the following provision:-

     Broad Exclusion Provision

     It is agreed that this Policy does not apply:

     (a) To any liability imposed by or arising from any nuclear liability act, law or statute or any law amendatory thereof; nor

     (b) to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured)

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          issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

     (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

          (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

          (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

          (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

     As used in this Policy:

1. The term "nuclear energy hazard" means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances which may be designated by or pursuant to any law, act or statute, or law amendatory thereof as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

3.   The term "nuclear facility" means:

     (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

     (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them,
          (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

     (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or

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          contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

     and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

5. With respect to property, loss of use of such property shall be deemed to be property damage.

NMA 1979a
(01.04.96) Form approved by Lloyd's Underwriters' Non-Marine Association
Limited.

--------------------------------------------------------------------------------

NOTES:   Wherever used herein the terms:

         "Reassured"    shall be understood to mean "Company", "Reinsured",
                        "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"    shall be understood to mean "Agreement", "Contract",
                        "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers"   shall be understood to mean "Reinsurers",
                        "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

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NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision.*

     I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction

               bodily injury or property damage

          with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

     II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

     III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

          (a)  become effective on or after 1st May, 1960, or

          (b) become effective before that date and contain the Limited Exclusion Provision set out above;

          provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

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(3)  Except for those classes of policies specified in Clause II of paragraph
     (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

          Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

     shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision.*

     It is agreed that the policy does not apply:

     I.   Under any Liability Coverage, to

          injury, sickness, disease, death or destruction

          bodily injury or property damage

          (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief

               first aid,

          to expenses incurred with respect to

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               bodily injury, sickness, disease or death

               bodily injury

          resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

     III. Under any Liability Coverage, to

               injury, sickness, disease, death or destruction

               bodily injury or property damage

          resulting from the hazardous properties of nuclear material, if

          (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

          (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

          (c)  the

                    injury, sickness, disease, death or destruction

                    bodily injury or property damage

               arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

                    property damage to such nuclear facility and any property thereat.

     IV.  As used in this endorsement:

          "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily

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          for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "nuclear facility" means

          (a)  any nuclear reactor,

          (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

          (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

          (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

          and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

          With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "property damage" includes all forms of radioactive contamination of property.

     V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

          (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

          (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

          until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

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--------------------------------------------------------------------------------
*NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES:   Wherever used herein the terms:

         "Reassured"    shall be understood to mean "Company", "Reinsured",
                        "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"    shall be understood to mean "Agreement", "Contract",
                        "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers"   shall be understood to mean "Reinsurers",
                        "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

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